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                                                                EXHIBIT 10.13(a)


                                  MANPOWER INC.



                        2000 CORPORATE SENIOR MANAGEMENT
                                 INCENTIVE PLAN




                            ADMINISTRATIVE GUIDELINES







                                    EFFECTIVE
                                 JANUARY 1, 2000



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                                TABLE OF CONTENTS

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
ARTICLE I.   GENERAL PROVISIONS...................................................................................1

   Section 1.  Purpose of the Plan................................................................................1
   Section 2.  Overview of the Plan...............................................................................1
   Section 3.  Definitions........................................................................................2
   Section 4.  Plan Administration................................................................................4

ARTICLE II.  ANNUAL BONUS PLAN....................................................................................5

   Section 1.  Eligibility and Participation Guidelines...........................................................5
   Section 2.  Performance Measures...............................................................................5
   Section 3.  Performance Goals..................................................................................6
   Section 4.  Award Opportunities................................................................................7
   Section 5.  Calculation of Awards..............................................................................7
   Section 6.  Distribution of Awards.............................................................................8

ARTICLE III. LONG-TERM INCENTIVE PLAN.............................................................................9

   Section 1.  Eligibility and Participation Guidelines...........................................................9
   Section 2.  Award Type.........................................................................................9
   Section 3.  Award Opportunities...............................................................................10
   Section 4.  Performance Measures for LTIP.....................................................................11
   Section 5.  Performance Goals for LTIP........................................................................12
   Section 6.  Calculation of LTIP Awards........................................................................13
   Section 7.  Distribution of LTIP Awards.......................................................................13
   Section 8.  Stock Option Grants...............................................................................13

ARTICLE IV.  MISCELLANEOUS PROVISIONS............................................................................15

   Section 1.  Termination of Employment.........................................................................15
   Section 2.  No Discretion to Increase Awards Otherwise Earned.................................................15
   Section 3.  Change of Control.................................................................................15
   Section 4.  No Guarantee of Employment........................................................................15
   Section 5.  Withholding Taxes.................................................................................15
   Section 6.  Amendment and Discontinuance of the Plan..........................................................16
   Section 7.  Effective Date....................................................................................16
   Section 8.  Term of the Plan..................................................................................16



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                                    ARTICLE I
                               GENERAL PROVISIONS

SECTION 1.  PURPOSE OF THE PLAN

The Plan has several key objectives:

     o    Reinforce the Company's short-term and long-term business strategy

     o    Focus Company Executives on shareholder value creation

     o Reward Company Executives for performance and provide opportunities to earn significant rewards for outstanding performance

     o    Enable the Company to attract, retain and motivate Company Executives

     o    Enhance teamwork

SECTION 2.  OVERVIEW OF THE PLAN

The Plan has two components - an Annual Bonus Plan and a Long-term Incentive Plan. The Annual Bonus Plan will focus Company Executives and reinforce the short-term business strategy by rewarding Executives for achieving short-term operating goals. The Long-term Incentive Plan will focus Company Executives on long-term shareholder value creation and execution of the long-term business strategy by aligning Executives' interests with shareholders' interests.

The Plan encourages and focuses Company Executives on shareholder value creation. Shareholder value is defined as sustained improvement in the Company's stock price over time. The Company can create shareholder value by improving both its short-term and long-term operating performance and growth.

Improving operating performance in the short term needs to be focused on improving earnings while managing assets. Growing EPS while controlling the asset base is consistent with the Company's goal of improving operating performance relative to peers. Therefore, the best performance measures for short-term operating performance improvement are a combination of EPS growth and asset growth.

Improving operating performance over the long term should be captured and measured by a single performance measure to avoid confusion. Having too many performance measures will dilute Executives' focus on what areas of operating performance to improve. Economic profit is the best performance measure to use as the long-term measure for the Company because it is an all-inclusive measure that captures both EPS growth and asset efficiency. In addition, economic profit is highly correlated with shareholder value creation.


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The Annual Bonus Plan provides for cash awards to be determined shortly after the end of each Plan Year. The performance measures in the Annual Bonus Plan are EPS growth and asset growth. The annual bonus Award is dependent on achieving certain EPS and asset growth goals set at the beginning of the year by the Compensation Committee. Each Participant is assigned threshold, target and outstanding bonus opportunity levels.

The Long-term Incentive Plan has two components - Stock option grants and a performance -based long-term incentive plan. The first component of the Long-term Incentive Plan is granting a portion of the total long-term incentive Award in stock options. Stock options are designed to align Executive's interests with shareholders' interests by promoting growth in shareholder value.

The second component of the Long-term Incentive Plan is a performance-based long-term incentive plan ("LTIP"). The LTIP is designed to focus corporate Executives on improving the Company's operating performance over the long term. The performance measure is three-year cumulative economic profit improvement. The LTIP Award is dependent on achieving certain levels of economic profit improvement as established at the beginning of the Performance Cycle by the Compensation Committee. Performance Cycles are three years long and are overlapping. The LTIP award will be a portion of Executives' total long-term incentive award opportunity, paid in Restricted Stock (subject to the terms provided below) based on actual economic profit improvement over the Performance Cycle.

SECTION 3.  DEFINITIONS

As used herein, the following terms shall have the following meanings:

     (a) Award - any cash, stock option, or restricted stock award granted under the Plan.

     (b) Cause - termination of Employment by the Company for Cause will mean termination upon (i) Participant's willful and continued failure to substantially perform his or her duties with the Company after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed such duties and the Participant has failed to resume substantial performance of such duties on a continuous basis within ten days after receiving such demand, (ii) the Participant's commission of any material act of dishonesty or disloyalty involving the Company, (iii) the Participant's chronic absence from work other than by reason of a serious health condition, (iv) the Participant's commission of a crime which substantially relates to the circumstances of his or her position with the Company or which has material adverse effect on the business of the Company, or (v) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company.

     (c) Change of Control - a Triggering Event as defined in the Stock Option and Restricted Stock Plan, as the same may be amended from time to time, or if a successor plan is adopted then as defined in such successor plan.


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2000 Corporate Senior Management Incentive Plan



     (d) Common Stock - the common stock of the Company with a par value of $0.01 per share.

     (e) Compensation Committee - the Executive Compensation Committee of the Board of Directors of the Company.

     (f) Code - the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations promulgated thereunder.

     (g)  Company - Manpower Inc., a Wisconsin corporation.

     (h) Employment - continuous employment with the Company or its subsidiaries.

     (i) EPS - fully diluted earnings per share as shown in the audited financial statements of the Company and its subsidiaries.

     (j) Executives - all Participants for a given performance period. Pertains to corporate executives and not country managers.

     (k)  LTIP - defined in Section 2 of Article I.

     (l) LTIP Target Opportunity, LTIP Threshold Opportunity, LTIP Outstanding Opportunity - defined in Section 3 of Article III.

     (m) Participant - any Executive designated by the Compensation Committee to participate in the Plan.

     (n) Performance Compensation Committee - the Executive Performance Compensation Committee of the Board of Directors of the Company.

     (o) Performance Cycle - each consecutive three-year period, and the one-year period for 2000 and two-year period for 2000-2001 described in Section 5 of Article III, commencing on January 1st of each year during the term of the Plan.

     (p) Plan - 2000 Corporate Senior Management Incentive Plan. Includes the Annual Bonus Plan and Long-term Incentive Plan.

     (q) Plan Year - each yearly period commencing on January 1st of each year during the term of the Plan.

     (r) Plan Document - this document which shall govern the administration of the Plan.

     (s) Restricted Stock - as defined in the Stock Option and Restricted Stock Plan.

     (t)  Stock Option Amount - defined in Section 3 of Article III.



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2000 Corporate Senior Management Incentive Plan



     (u) Stock Option and Restricted Stock Plan - the 1994 Executive Stock Option and Retricted Stock Plan of the Company or any successor plan.

SECTION 4.  PLAN ADMINISTRATION

     (a)  Power and authority of the Compensation Committee:

          The Compensation Committee shall administer the Plan. The Compensation Committee is authorized to interpret the Plan, to adopt such rules and regulations, as it may from time to time deem necessary for the effective operation of the Plan, and to act upon all matters relating to the granting of Awards under the Plan. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by or on behalf of the Compensation Committee shall be final, binding and conclusive for all purposes and upon all persons including, without limitation, the Company and Executives and their respective successors in interest.

     (b)  Performance Compensation Committee:

          Notwithstanding the foregoing, in recognition of the requirements of
          Section 162(m) of the Code, the Compensation Committee may require in the case of any proposed Participant (i) that such Executive's participation in the Plan and the performance goals and award opportunities established for such Participant under Sections 3 and 4 of Article II and Sections 3 and 5 of Article III shall be subject to the approval of the Performance Compensation Committee, and (ii) that the payment or distribution of Awards shall be subject to the prior certification by the Performance Compensation Committee that the relevant performance goals have been attained. The Compensation Committee shall itself take the actions indicated, in lieu of action by the Performance Compensation Committee, if at the time of the action the Compensation Committee is comprised solely of two or more "outside directors" under Section 162(m) of the Code.

     (c)  No liability:

          No member of the Compensation Committee or Performance Compensation Committee shall be personally liable by reason of any contract or other instrument executed by such member, or on such member's behalf, in such member's capacity as a member of such committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Compensation Committee and Performance Compensation Committee and each other officer, employee, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud or bad faith.



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2000 Corporate Senior Management Incentive Plan



                                   ARTICLE II
                                ANNUAL BONUS PLAN

SECTION 1.  ELIGIBILITY AND PARTICIPATION GUIDELINES

     (a)  Criteria for participation:

          The Compensation Committee (subject to Section 4 of Article I) will approve Plan Participants based on such criteria as it determines, including:

          o Corporate executives who can have a significant impact on EPS growth and asset growth through their actions or decisions

          o Corporate executives who have demonstrated significant teamwork and leadership skills

          o Corporate executives with consistent outstanding performance and contributions to the Company

          o The nature of any existing compensation agreement in effect for a corporate executive

     (b)  Notification of participation:

          The Compensation Committee will notify Participants of their participation at the beginning of the Plan Year.

     (c)  Renewal of participation:

          The Compensation Committee reserves the right to remove any Plan Participant from the Plan at any time. Plan participation in one year does not guarantee participation in subsequent Plan Years.

SECTION 2.  PERFORMANCE MEASURES

     (a)  Performance measures:

          The performance measures used in the Annual Bonus Plan for each Participant will be EPS growth and net asset growth.

     (b)  Definition of measures:

          o    EPS growth shall be defined as follows:

               - EPS growth is the growth in EPS from the previous year to the current year


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2000 Corporate Senior Management Incentive Plan



          o    Net asset growth shall be defined as follows:

               - Net assets are consolidated total assets less non-interest bearing liabilities plus securitized accounts receivable plus accumulated amortization of intangible assets minus cumulative translation adjustments

               - The amount of the purchase price for any acquisitions in excess of $20,000,000 will be excluded from net assets for the year in which the acquisition is consummated

               - Net assets for the Plan Year will equal the average of the monthly ending net assets during the Plan Year. Similarly, net assets for the prior year will equal the average of the monthly ending net assets during the prior year.

               - Net asset growth is the growth in net assets from the previous year to the current year

In the determination of Awards, 75% of the weight will be assigned to EPS growth and 25% to asset growth.

Formal and final calculations of EPS growth and asset growth will be based on the audited financial statements of the Company as applicable.

SECTION 3.  PERFORMANCE GOALS

The Compensation Committee shall set the appropriate EPS growth and asset growth goals for each Plan Year (subject to Section 4 of Article I) no later than 90 days into the Plan Year. The EPS growth and asset growth goals will be based on meeting shareholder expectations as well as the Company's strategic goals. EPS growth and asset growth goals may vary from year to year.

     (a) Threshold goal - The minimum level of performance for which an Award will be earned, will be established as the threshold goal. Achieving the threshold goal will yield the threshold opportunity level.

     (b) Target goal - The expected level of performance will be established as the target goal. Achieving the target goal will yield the target opportunity level.

     (c) Outstanding goal - An outstanding level of performance, for which an outstanding Award will be earned, will be established as the outstanding goal. Achieving the outstanding goal will yield the outstanding opportunity level.



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2000 Corporate Senior Management Incentive Plan



SECTION 4.  AWARD OPPORTUNITIES

The Compensation Committee shall set the Award opportunities for each Participant for the Plan Year (subject to Section 4 of Article I) no later than 90 days into the Plan Year.

     (a) Target opportunity equals a dollar amount determined by the Compensation Committee with respect to each Participant for each Plan Year.

     (b) Threshold opportunity equals a dollar amount, which will be less than the target opportunity, determined by the Compensation Committee with respect to each Participant for each Plan Year.

     (c) Outstanding opportunity equals a dollar amount, which will be greater than the target opportunity, determined by the Compensation Committee with respect to each Participant for each Plan Year.

Notwithstanding any other provision of this Plan to the contrary, the maximum Award any Participant will be entitled to receive for any Plan Year under this annual Bonus Plan is $1,500,000.

SECTION 5.  CALCULATION OF AWARDS

The Compensation Committee shall determine the Awards for each Plan Year based on actual performance relative to the pre-established EPS growth and asset growth goals for the year.

Actual EPS growth and asset growth performance at the target goal will result in 100% of the target opportunity.

EPS growth and/or asset growth performance between the target goal and outstanding goal will result in a payout that is linearly interpolated between the target and outstanding opportunities. The amount of the bonus Award shall be capped, and therefore performance in excess of the outstanding goal will result in the outstanding opportunity.

EPS growth and/or asset growth performance between the threshold goal and target goal will result in a payout that is linearly interpolated between the threshold and target opportunities. Performance that is below the threshold goal will result in no bonus Award.

Notwithstanding the foregoing, the Compensation Committee may in its discretion reduce the amount of any Award otherwise determined under the foregoing criteria to reflect any extraordinary items, repurchases of Common Stock, or such other items as it may deem relevant.

SECTION 6.  DISTRIBUTION OF AWARDS

The annual bonus Awards earned for the Plan Year will be distributed as soon as possible after the Awards have been determined, but in no event beyond 90 days after the end of the Plan Year. The annual bonus Award will be distributed as cash.



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2000 Corporate Senior Management Incentive Plan



Participants may elect to defer a portion of their annual bonus Award in accordance with the terms of the Company's Nonqualified Savings Plan.


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2000 Corporate Senior Management Incentive Plan



                                   ARTICLE III

                            LONG-TERM INCENTIVE PLAN

SECTION 1.  ELIGIBILITY AND PARTICIPATION GUIDELINES

     (a)  Criteria for participation:

          The Compensation Committee (subject to Section 4 of Article I) will select Plan Participants based on such criteria as it determines, including:

          o Corporate executives who can have a significant impact on economic profit over the long term through their actions or decisions

          o Corporate executives who have demonstrated significant teamwork and leadership skills

          o Corporate executives with consistent outstanding performance and contributions to the Company

          o The nature of any existing compensation agreement in effect for a corporate executive

     (b)  Notification of participation:

          The Compensation Committee will notify Participants of their participation at the beginning of the Performance Cycle.

     (c)  Renewal of participation:

          The Compensation Committee reserves the right to remove any Plan Participant from the Long-term Incentive Plan at any time. Plan participation in one Performance Cycle does not guarantee participation in subsequent Performance Cycles.

SECTION 2.  AWARD TYPE

The Long-term Incentive Plan has two components - Stock option grants and a performance-based long-term incentive plan.

Granting stock options will align Executives' interests with shareholders' interests by promoting growth in shareholder value. Accordingly, each Participant shall be eligible to receive grants of options to purchase shares of Common Stock.

     (a) Such stock options shall be granted under, and subject to the terms of, the Stock Option and Restricted Stock Plan.



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2000 Corporate Senior Management Incentive Plan



     (b) The exercise price shall be determined by the Compensation Committee; provided however, that such exercise price shall not be less than 100 percent of the Market Price (as defined in the Stock Option and Restricted Stock Plan) on the business day immediately preceding the date of grant of such stock option.

     (c) Such stock options shall not be immediately exercisable but shall become exercisable as to 25 percent of the shares covered by the option on each of the first four anniversaries of the date of grant.

     (d) Such stock options shall have such other terms as the Compensation Committee shall determine.

The second component of the Long-term Incentive Plan is the LTIP. The LTIP is designed to focus Executives on improving the Company's operating performance over the long term. The LTIP will have the following characteristics:

     (a) The value of the LTIP will be a percentage of the target award opportunity.

     (b) The LTIP Award is dependent on achieving three-year economic profit improvement goals set at the beginning of each Performance Cycle for the Company.

     (c) The Award will be paid out in Restricted Stock (subject to the terms provided below) based on actual economic profit improvement during the Performance Cycle.

     (d) The Restricted Stock shall be granted under, and subject to the terms of, the Stock Option and Restricted Stock Plan.

     (e) The number of shares of Restricted Stock issued will equal the dollar amount of the Award divided by the Market Price (as defined in the Stock Option and Restricted Stock Plan) on the business day immediately preceding the date of grant.

     (f) The Restricted Stock shall fully vest one year after the date of grant and shall be subject to such other terms as the Compensation Committee shall determine.

SECTION 3.  AWARD OPPORTUNITIES

The Compensation Committee shall set the Award opportunities for each Participant for each Performance Cycle (subject to Section 4 of Article I) no later than 90 days into the Performance Cycle.

     (a) Target opportunity equals a dollar amount determined by the Compensation Committee with respect to each Participant for each Performance Cycle. The Stock Option Amount will equal 80% of the target opportunity for the


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2000 Corporate Senior Management Incentive Plan



          Performance Cycle, and the LTIP Target Opportunity will equal 20% of the target opportunity for the Performance Cycle.

     (b) Threshold opportunity equals a dollar amount, which will be less than the target opportunity, determined by the Compensation Committee with respect to each Participant for each Performance Cycle. The LTIP Threshold Opportunity will equal 20% of the threshold opportunity for the Performance Cycle.

     (c) Outstanding opportunity equals a dollar amount, which will be greater than the target opportunity, determined by the Compensation Committee with respect to each Participant for each Performance Cycle. The LTIP Outstanding Opportunity will equal 20% of the outstanding opportunity for the Performance Cycle.

     (d)  Notwithstanding the foregoing, for the start-up cycles referred to in
          Section 5 of this Article, the LTIP Opportunities will be separately determined.

Notwithstanding any other provision of this Plan to the contrary, the maximum Award any Participant will be entitled to receive under the LTIP component of this Long-term Incentive Plan for any cycle (including any start-up cycle) is $1,500,000.

SECTION 4.  PERFORMANCE MEASURES FOR LTIP

     (a)  Performance measure:

          The performance measure used in the LTIP for each Participant will be a three-year (except at inception as described below) cumulative economic profit improvement of the Company and its subsidiaries.

     (b)  Definition of measures:

          Economic profit is defined as net operating profit after taxes less a capital charge.

          o Net operating profit after taxes is defined as operating profit plus (or minus) translation gain (loss) plus (or minus) net other income (loss) plus goodwill amortization plus (minus) loss (gain) on sale of securitized accounts receivable less taxes at the effective rate

          o Capital charge is defined as net assets multiplied by cost of capital

               - Net assets are consolidated total assets less non-interest bearing liabilities plus securitized accounts receivable plus accumulated amortization of intangible assets minus cumulative translation adjustments

               - Net assets will be calculated based on an average of the monthly ending net assets during the year


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2000 Corporate Senior Management Incentive Plan



               - Cost of capital is the weighted average of the Company's cost of equity and cost of debt as determined by the Compensation Committee

     Economic profit improvement will mean the increase in economic profit for any year during a Performance Cycle over the economic profit, using the same cost of capital, in the base year.

          o Economic profit improvement will be measured over a three-year period (except at inception as indicated below)

          o The base year will be the year immediately preceding the first year of any Performance Cycle

          o Any decrease in economic profit in any year during any Performance Cycle as compared to the base year will be subtracted in determining cumulative economic profit improvement for such cycle.

     The amount of the purchase price for any acquisitions in excess of $20,000,000 will be excluded from net assets for purposes of the cost of capital calculation, including for the base year, for the year in which the acquisition is consummated and for the first year thereafter

Formal and final calculations of economic profit will be based on the audited financial statements of the Company as applicable.

SECTION 5.  PERFORMANCE GOALS FOR LTIP

For the LTIP, the Compensation Committee will set the cumulative three-year economic profit improvement goal for each Performance Cycle (subject to Section 4 of Article I) no later than 90 days into the Performance Cycle. The economic profit improvement goal is based on reinforcing the EPS and asset growth goals, meeting shareholder expectations as well as Company strategic goals.

At the inception of the plan, three cycles of the LTIP will begin simultaneously. One will be a one-year cycle (FY 2000), one is a two-year cycle (FY 2000-2001), and one is a three-year cycle (FY 2000-2002). In subsequent years, one three-year cycle will be instituted at the beginning of the year. The shorter cycles will have separately determined economic profit improvement goals reflecting the shorter periods.

     (a) Threshold goal - The minimum level of performance for which an LTIP Award will be earned, will be established as the threshold goal. Achieving the threshold goal will yield the LTIP Threshold Opportunity level.

     (b) Target goal - The expected level of performance will be established as the target goal. Achieving the target goal will yield the LTIP Target Opportunity level.



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2000 Corporate Senior Management Incentive Plan



     (c) Outstanding goal - An outstanding level of performance, for which an outstanding Award will be earned, will be established as the outstanding goal. Achieving the outstanding goal will yield the LTIP Outstanding Opportunity level.

SECTION 6.  CALCULATION OF LTIP AWARDS

The Compensation Committee shall determine the LTIP Awards for each Performance Cycle based on actual economic profit improvement relative to the pre-established goals for the Performance Cycle.

Actual economic profit performance at the target goal will result in 100% of the LTIP Target Opportunity.

Economic profit performance between the target goal and outstanding goal will result in a payout that is linearly interpolated between the LTIP Target and LTIP Outstanding Opportunities. The LTIP Award is uncapped, and therefore performance in excess of the outstanding goal will result in Awards based on the linear relationship between LTIP Target and Outstanding Opportunities (subject to the maximum specified in Section 3 of this Article III).

Economic profit performance between the threshold goal and target goal will result in a payout that is linearly interpolated between the LTIP Threshold and LTIP Target opportunities. Performance that is below the threshold goal will result in no Award under the LTIP.

Notwithstanding the foregoing, the Compensation Committee may in its discretion reduce the amount of any LTIP Award otherwise determined under the foregoing criteria to reflect any extraordinary items or other items as it may deem relevant.

SECTION 7.  DISTRIBUTION OF LTIP AWARDS

It is anticipated that the Restricted Stock for LTIP Awards earned for the Performance Cycle will be granted by the Compensation Committee at the time of the first meeting of the Compensation Committee after the end of each Performance Cycle and the Award amounts have been determined, but in no event later than 90 days after the end of the Performance Cycle. Any such grant shall be subject to and shall require action by the Compensation Committee.

SECTION 8.  STOCK OPTION GRANTS

Each Participant shall be eligible to receive a grant of an option each year to purchase shares of Common Stock on the terms specified in Section 2 of this Article. Any such grant shall be subject to and shall require action by the Compensation Committee (or Performance Compensation Committee as indicated below). The number of shares for each annual grant shall be determined by the Compensation Committee based on the following guidelines:

     (a) The Compensation Committee shall determine the value of an option to purchase one share of Common Stock on the terms specified in Section 2 using the Black-Scholes method as of the date of grant.


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     (b)  The number of shares will equal (i) the sum of the Stock Option
          Amounts for each Performance Cycle in which the year is included divided by three, (ii) such amount further divided by the Black-Scholes value determined under subparagraph (a), above.

     (c) Notwithstanding the foregoing, for the year 2000, the number of shares will equal the Stock Option Amount for the three-year Performance Cycle beginning in 2000, divided by the Black-Scholes value determined under subparagraph (a), above.

     (d) Notwithstanding the foregoing, for the year 2001, the number of shares will equal (i) the sum of the Stock Option Amount for the three-year Performance Cycle beginning in 2000, multiplied by two and divided by three, and the Stock Option Amount for the three-year Performance Cycle beginning in 2001, divided by three, (ii) such amount further divided by the Black-Scholes value determined under subparagraph (a), above.

It is anticipated that such stock option grants will be made at the time of the first meeting each calendar year of the Compensation Committee. A Participant shall not be granted any such option if at the time the grant would otherwise be made the Participant is no longer in the Employment of the Company or the Plan has been terminated.

Notwithstanding the foregoing, in recognition of the requirements of Section 162(m) of the Code, for any Participant who is a "covered employee" under that Section, the grant of any option to purchase Common Stock under this Plan shall be subject to the approval of, and only made by, the Performance Compensation Committee. However, if the Compensation Committee is comprised solely of two or more "outside directors" under that Section at the time of the proposed grant, such grant shall be subject to the approval of, and made by, the Compensation Committee.



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                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

SECTION 1.  TERMINATION OF EMPLOYMENT

     (a) If a Participant's Employment is terminated by the Company without Cause, by reason of the Participant's disability or death, or by the Participant because of retirement on or after the Participant's Normal Retirement Date (as defined in the Manpower Inc. Retirement Plan) or early retirement with the consent of the Committee, the Participant shall be entitled to receive a prorated annual bonus Award and LTIP Award based on the Company's performance to the date of termination.

     (b) If a Participant's Employment is terminated for any reason not specified in paragraph (a) above, all Awards for the current Plan Year or current Performance Cycles shall be forfeited.

SECTION 2.  NO DISCRETION TO INCREASE AWARDS OTHERWISE EARNED

The Compensation Committee shall have no discretion to increase the amount of any Award under the Annual Bonus Plan or the Long-term Incentive Plan otherwise earned based on the attainment of a performance goal or goals.

SECTION 3.  CHANGE OF CONTROL

Upon a Change of Control, the Plan will terminate and a Participant will be entitled to receive a prorated annual bonus Award and LTIP Award based on the Company's performance to the date of the Change of Control.

SECTION 4.  NO GUARANTEE OF EMPLOYMENT

Participation in the Plan shall not give any Participant any right to be retained in the Employment of the Company. This Plan shall not affect any right of the Company to terminate, with or without cause, any Participant's Employment at any time.

SECTION 5.  WITHHOLDING TAXES

The Company shall have the right to withhold from any compensation payable to a Participant, or to cause the Participant (or the executor or administrator of his or her estate or his or her distributee) to make payment of, any federal, state, local, or foreign taxes required to be withheld with respect to the distribution of any Awards.



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

2000 Corporate Senior Management Incentive Plan



SECTION 6.  AMENDMENT AND DISCONTINUANCE OF THE PLAN

The Compensation Committee may amend, alter, suspend or discontinue the Plan, as it shall from time to time consider desirable. No such action shall adversely affect the rights of any Participant accrued under the Plan prior to such action without the consent of the Participant.

SECTION 7.  EFFECTIVE DATE

The effective date of the Plan is January 1, 2000.

SECTION 8.  TERM OF THE PLAN

The Plan shall be in effect until such time as the Compensation Committee decides to terminate the Plan.



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